UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2023

Thunder Bridge Capital Partners III, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39998	85-1445798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia

(Address of principal executive offices)

22066

(Zip Code)

Registrant’s telephone number, including area code:(202) 431-0507

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one redeemable Warrant	TBCPU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TBCP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	TBCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 7, 2023, Thunder Bridge Capital Partners III, Inc. (the “Company”) issued an aggregate of 10,349,999 shares of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”), to TBCP III, LLC, the sponsor of the Company (the “Sponsor”), upon the conversion (the “Conversion”) of an equal number of shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”), held by the Sponsor. The 10,349,999 shares of Class A Common Stock issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination (as defined below) as described in the final prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on February 10, 2021 (File No.: 333-252109) (the “IPO Prospectus”) in connection with the Company’s initial public offering (the “IPO”). Following the Conversion and the Redemptions (as defined below), there will be 11,964,156 shares of Class A Common Stock issued and outstanding and one share of Class B Common Stock issued and outstanding. As a result of the Conversion and the Redemptions, the Sponsor will hold approximately 94.9% of the issued and outstanding Class A Common Stock.

The shares of Class A Common Stock issued upon the Conversion have not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The IPO Prospectus and the Company’s amended and restated certificate of incorporation, as amended  on February 4, 2021 (the “Charter”) provided that the Company initially had until February 10, 2023 (the date that was 24 months after the consummation of the IPO) to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). On December 16, 2022, the Company’s stockholders approved an additional amendment to the Charter to extend the deadline by which it must complete a Business Combination from February 10, 2023 to August 10, 2023 (or such earlier date as determined by the Company’s board of directors (the “Board”)).

On August 4, 2023, the Company held a special meeting of its stockholders in lieu of an annual meeting of stockholders (the “Meeting”). At the Meeting, the Charter Amendment Proposals (as defined below) to further amend the Charter (the “Charter Amendment”) were approved. Under Delaware law, the Charter Amendment took effect upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware on August 4, 2023. The terms of the Charter Amendment are set forth in the Company’s definitive proxy statement filed with the SEC on July 21, 2023.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s stockholders were presented with a proposal to extend the date by which the Company must consummate a Business Combination from August 10, 2023 to February 10, 2024 (or such earlier date as determined by the Board) by amending the Charter (the “Extension Amendment Proposal”).

Also at the Meeting, the Company’s stockholders were presented with a proposal to amend the Charter to provide for the right of a holder of shares of the Company’s Class B common stock, par value $0.0001 per share, to convert such shares into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) on a one-for-one basis prior to the closing of a Business Combination (the “Founder Share Amendment Proposal” and together with the Extension Amendment Proposal, the “Charter Amendment Proposals”).

Also at the Meeting, the Company’s stockholders were presented with a proposal to ratify the selection by the Board’s Audit Committee of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

Set forth below are the final voting results for the Extension Amendment Proposal. Pursuant to the Charter, the approval of the Extension Amendment Proposal required the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock (the “Common Stock”) as of June 28, 2023, the record date for the Meeting (the “Record Date”).

The Extension Amendment Proposal was approved with the following vote from the holders of Common Stock:

For	Against	Abstentions
11,988,886	38,288	0

Set forth below are the final voting results for the Founder Share Amendment Proposal. Pursuant to the Charter, the approval of the Founder Share Amendment Proposal required the affirmative vote of holders of at least 50% of the outstanding shares of Common Stock as of the Record Date.

The Founder Share Amendment Proposal was approved with the following vote from the holders of Common Stock:

For	Against	Abstentions
12,015,836	11,120	218

Set forth below are the final voting results for the Auditor Ratification Proposal. Pursuant to the Charter, the approval of the Auditor Ratification Proposal required the affirmative vote of the majority of the votes cast by holders of Common Stock present (including stockholders who voted online) or represented by proxy who voted at the Meeting and entitled to vote thereon.

The Auditor Ratification Proposal was approved with the following vote from the holders of Common Stock:

For	Against	Abstentions
12,026,837	119	218

A proposal to adjourn the Meeting to a later date was not presented because there were enough votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, and the Auditor Ratification Proposal.

In connection with the vote to approve the Charter Amendment Proposals, the holders of 486,584 shares of Class A Common Stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.25 per share (the “Redemptions”), for an aggregate redemption amount of approximately $5.0 million.

Item 7.01 Regulation FD Disclosure.

The disclosure set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Certificate of Incorporation of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

[Signature to follow]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2023

THUNDER BRIDGE CAPITAL PARTNERS III, INC.

By:	/s/ Gary A. Simanson
Name:	Gary A. Simanson
Title:	Chief Executive Officer

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